SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                         AUGUST 4, 1999

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      SUNTERRA CORPORATION
     ------------------------------------------------------
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND                             000-21193            95-4582157
----------------------------       -----------------     ----------------------
(STATE OR OTHER JURISDICTION       (COMMISSION TITLE     (IRS EMPLOYER
 OF INCORPORATION)                   NUMBER)              IDENTIFICATION NUMBER)


                             1781 Park Center Drive
                             Orlando, Florida 32835
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (407) 532-1000
                       ---------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On August 4, 1999, Sunterra Corporation, a Maryland corporation (the "Company"), issued a press release announcing its second quarter results. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

         Exhibit  99 -  Text  of  Press  Release  issued  by the
Company dated August 4, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNTERRA CORPORATION

                                    By: /s/ THOMAS A. BELL
                                        ------------------
                                        Name: Thomas A. Bell
                                        Title:  Senior Vice President,
                                                General Counsel and Secretary

Dated: August 9, 1999

                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
----------                 -----------

99 Text of Press Release issued by the Company dated August 4, 1999.